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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 27, 2002
                                                 ------------------


                                BRIGHTPOINT, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                       0-23494                     35-1778566
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(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


600 East 96th Street, Suite 575, Indianapolis, Indiana 46240
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(Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code  (317) 805-4100
                                                    --------------


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 (Former name or former address, if changed since the last report)



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Item 5.  Other Events.

On September 27, 2002, the Company through its primary North American operating subsidiaries, Brightpoint North America L.P. and Wireless Fulfillment Services LLC, entered into a Second Amendment to the revolving credit facility (the "Revolver") with a syndicate of lenders led by General Electric Capital Corporation to amend the Revolver in certain respects, including the amendment of certain covenants. The Second Amendment to the Revolver in the form attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c)       Exhibits.

  99.1 Amendment No. 2 to Credit Agreement dated as of September
          27, 2002
  99.2 Cautionary Statements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRIGHTPOINT, INC.


                                         By /s/ Steven E. Fivel
                                            -----------------------------
                                            Steven E. Fivel, Executive
                                            Vice President and General Counsel


Dated:  October 2, 2002